       As filed with the Securities and Exchange Commission on May 1, 2001


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 26, 2001


                            W. R. BERKLEY CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-7849                        22-1867895
---------                       ----------                    ---------------
(State or other              (Commission File                  (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


165 Mason Street, P.O. Box 2518, Greenwich, CT                     06836-2518
--------------------------------------------------                 ----------
(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:              (203) 629-3000
                                                                 --------------


                                 Not Applicable

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the first quarter of 2001. The press release was issued on April 26, 2001. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired:

                  None.

         (b)  Pro forma financial information:

                  None.

         (c)  Exhibits:

                  99.1    Press Release dated April 26, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  W. R. BERKLEY CORPORATION


                                  By:  /s/ Eugene G. Ballard
                                      -----------------------------------------
                                      Name:  Eugene G. Ballard
                                      Title: Senior Vice President,
                                             Chief Financial Officer and
                                             Treasurer

Date:  May 1, 2001



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                                  EXHIBIT INDEX

Exhibit:
-------

99.1                       Press Release dated April 26, 2001